UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 6, 2010

CONVERTED ORGANICS INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33304	204075963
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

137A LEWIS WHARF, BOSTON, Massachusetts		02110
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	617-624-0111

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[x]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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IMPORTANT NOTICES

In connection with the proposed transaction described in Item 1.01 below, Converted Organics Inc. (“COIN”) intends to file a proxy statement and other relevant materials with the Securities and Exchange Commission (“SEC”). BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, STOCKHOLDERS OF COIN ARE URGED TO READ THE PROXY STATEMENT, WHEN IT BECOMES AVAILABLE, AND THE OTHER RELEVANT MATERIALS FILED BY COIN WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the proposed acquisition. Stockholders will also be able to obtain a copy of the definitive proxy statement without charge from COIN. The proxy statement and the other relevant materials, when available, and any other documents filed by COIN with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. You may also read and copy any reports, statements and other information filed by COIN with the SEC at the SEC public reference room at 100 F Street, N.E. Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

COIN and its directors and executive officers may be deemed to be participants in the solicitation of proxies from COIN stockholders in favor of the proposed transaction. Certain directors and executive officers of COIN have interests in the transaction that may differ from the interests of stockholders generally, including without limitation the ownership of equity interests in TerraSphere Systems, LLC. Information concerning COIN’s directors and executive officers, including descriptions of their security holdings, is set forth in the publicly filed documents of COIN. Stockholders may obtain more detailed information regarding the direct and indirect interests of COIN and its directors and executive officers in the transaction by reading the preliminary and definitive proxy statements regarding the transaction, which will be filed with the SEC.

Item 1.01 Entry into a Material Definitive Agreement.

On July 6, 2010, a Membership Interest Purchase Agreement (the “Purchase Agreement”) was entered into by and among COIN, TerraSphere, Inc. a newly formed Delaware corporation and wholly owned subsidiary of COIN (“Buyer”), TerraSphere Systems, LLC, a Massachusetts limited liability company (the “Company”) or “TerraSphere”) and the individuals owners of the Company (each a “Seller” and collectively, the “Sellers”). The completion of the acquisition will require the approval of COIN’s shareholders.

The Purchase Agreement

Upon the terms and subject to the Purchase Agreement, COIN intends to acquire from the Sellers 100% of the outstanding membership interests of the Company (the “Units”), in exchange for a maximum total purchase price of $25,830,000, which includes earn-out payments of up to $11,040,000 (the “Purchase Price”), payable in shares of common stock of COIN (“COIN Common Stock”) valued at $0.756 per share. Pursuant to the terms of the Purchase Agreement, each Seller was given the option, as the Purchase Price for his or her Units, to receive either (a) such Seller’s pro rata portion of $21,000,000 worth of COIN Common Stock, valued at $0.756 per share, which is the price which was the average closing price for COIN Common Stock over the fifteen day period preceding the date of the execution of the Purchase Agreement (the “Closing Price Per Share”) (the COIN Common Stock to be issued pursuant to this immediate payment structure are referred to as the “Option One Shares”); or (b) such Seller’s pro rata portion of up to $28,000,000 worth of COIN Common Stock, valued at the Closing Price Per Share, in an earn-out payment structure consisting of up to four milestone payments (the COIN Common Stock to be issued pursuant to this earn-out payment structure are referred to as the “Option Two Shares”).

The earn-out payment is structured such that the Sellers electing to receive Option Two Shares shall be paid their respective pro rata portion of the COIN Common Stock, valued at the Closing Price Per Share, in accordance with the following schedule:

(1)	on the date of the closing (the “Closing Date”), $12,000,000 of COIN Common Stock;

(2)	$5,000,000 of COIN Common Stock, if, and only if, between the effective date of the Purchase Agreement (the “Effective Date”) and the earlier of the 90th day following the Closing Date or the 180th day following the Effective Date, the following occurs:

(a)	For a period of five consecutive trading days, COIN’s Market Capitalization (as defined in the Purchase Agreement) exceeds the sum of: (1) the COIN’s Initial Market Capitalization (as defined in the Purchase Agreement) on the Effective Date plus (2) the Closing Price Per Share multiplied by the number of shares of COIN Common Stock to be issued to Sellers electing Option One Shares, the number of shares of COIN Common Stock to be issued pursuant to Section 1 above and, if such calculation is being made prior to the Closing Date, the number of shares of COIN Common Stock to be issued pursuant to this paragraph 2.

(3)	$2,000,000 of COIN Common Stock, if, and only if, $2,000,000 of the Company’s accounts receivable as of the Effective Date are received prior to February 28, 2011;

(4)	$5,000,000 of COIN Common Stock (the “Milestone Three Payment”), if the Company generates Gross Margin (as defined in the Purchase Agreement) of $6,000,000 from its operations during the period from the Effective Date through December 31, 2011; provided that, if the Company generates Gross Margin of at least $4,200,000 (the “Milestone Three Gross Margin Threshold”) from its operations during such period, the Sellers shall be entitled to a pro rata portion of the COIN Common Stock; and

(5)	$4,000,000 of COIN Common Stock (the “Milestone Four Payment”), if, and only if, the Company generates Gross Margin of $4,000,000 (“Milestone Four Gross Margin Target”) from its operations during any six-month period commencing on the Effective Date and ending on December 31, 2012; provided that, if the Company achieves the Milestone Three Gross Margin Threshold, but does not achieve the Milestone Three Gross Margin Target, 83.3% of the difference between the Milestone Three Gross Margin Target and the actual Gross Margins achieved pursuant to paragraph 4 above may be added by the Sellers to the Milestone Four Payment and the Milestone Four Gross Margin Target.

COIN’s Chief Executive Officer, Edward J. Gildea, is a member of TerraSphere, owning 8.75% of the outstanding Units. Furthermore, Mark C. Gildea, the brother of Edward J. Gildea, is an employee of TerraSphere, and William A. Gildea, also the brother of Edward J. Gildea, is an independent contractor of TerraSphere. COIN’s board of directors formed a special committee of disinterested directors to evaluate and negotiate the proposed TerraSphere acquisition because of Mr. Gildea’s interest in TerraSphere. The special committee obtained valuation advice and a fairness opinion from an independent investment bank, and negotiated the terms of the TerraSphere acquisition with TerraSphere management. Mr. Edward Gildea did not participate in the negotiations. The special committee unanimously determined that the terms of the TerraSphere acquisition are advisable, fair to, and in the best interests of COIN’s stockholders. Upon the special committee’s unanimous recommendation, our board of directors then unanimously determined that the terms of the TerraSphere acquisition are advisable, fair to, and in the best interests of, COIN’s stockholders.

The Option One Shares are subject to a lock-up the term of which is six months, beginning on the Closing Date. The Option Two Shares are subject to a lock-up the term of which is the longer of: (a) eighteen months, beginning on the Closing Date, or (b) six months, beginning on the date when shares of COIN Common Stock are issued pursuant to the foregoing Milestone Payments (as defined in the Purchase Agreement).

During the applicable lock-up period described above, COIN has agreed to provide certain of the TerraSphere members anti-dilution rights that require us to issue them additional shares if COIN sell its common stock at a price per share that is lower than the price at which COIN valued the shares to be issued in the TerraSphere acquisition. Messrs. Edward Gildea and William Gildea have not been provided this anti-dilution protection.

31% of the Sellers have elected to receive Option One Shares, while the remaining 69% of the Sellers (which group includes Edward J. Gildea, Mark C. Gildea and William A. Gildea) elected to receive Option Two Shares. As such, the total purchase price for the Company, assuming all earn-out milestones are achieved will be $25,830,000.

Representations and Warranties

In the Purchase Agreement, the Company and certain of the largest shareholders (“the Controlling Sellers”) make certain representations and warranties relating to, among other things: (a) organization and standing; (b) capitalization; (c) authority and enforceability; (d) no violation; (e) consents; (f) bank accounts; letters of credit and powers of attorney; (g) financial statements; (h) accounts receivable; (i) absence of undisclosed liabilities; (j) real estate; (k) personal property; (l) intellectual property; (m) contracts; (n) environmental matters; (o) taxes; (p) legal matters; (q) employee benefits; (r) employee matters; (s) labor relations; (t) all assets; (u) no adverse development; (v) action since balance sheet date; (w) permits and licenses; (x) compliance with laws; (y) insurance; (z) absence of certain practices; (aa) conflicts of interest; (bb) customers; (cc) brokers’ and finders’ fees; and (dd) disclosures.

In the Purchase Agreement, the Sellers make certain representations and warranties relating to, among other things: (a) capitalization; (b) authority and enforceability; (c) organization; (d) no conflict; (e) consents; and (f) acquisition of COIN common stock.

In the Purchase Agreement, Buyer makes certain representations and warranties relating to, among other things: (a) capitalization; (b) authority and enforceability; (c) no violation; (d) consents; (e) legal matters; and (f) due diligence.

Conditions to Closing

The Company and Sellers’ Conditions to Closing

The obligations of the Company and Sellers to enter into and complete the acquisition are subject, at the option of the Company and Sellers, to the fulfillment on or prior to the closing date of, among other items, the following conditions by COIN and Buyer, any one or more of which may be waived by the Sellers in writing:

•	each of the representations and warranties of Buyer set forth in the Purchase Agreement and each ancillary transaction document shall be true and correct in all material respects (if not qualified by materiality) and in all respects (if qualified by materiality) as of the date thereof and as of the closing as though made on and as of the closing or in the case of representations and warranties made as of a specified date earlier than the closing, shall have been true and correct in all material respects (if not qualified by materiality) and in all respects (if qualified by materiality) on and as of such date;

•	Buyer shall have performed and complied with, in all material respects, the covenants and agreements contained in the Purchase Agreement which are required to be performed or complied with at or prior to the closing;

•	COIN shall have restructured its $17,500,000 of New Jersey Economic Development Bonds in such form as is reasonably acceptable to a majority-in-interest of the Sellers;

•	no litigation, action, suit or other proceeding involving or potentially involving a liability, obligation or loss on the part of Buyer, which by reason of the nature of the relief sought would question the validity of the Purchase Agreement or any ancillary transaction document or any action taken or to be taken in connection herewith; and

•	all documents required to be delivered to Sellers by Buyer at or prior to the closing, shall have been delivered at or by the closing.

COIN’s and Buyer’s Conditions to Closing

The obligations of COIN and Buyer to enter into and complete the acquisition are subject, at the option of COIN and Buyer, to the fulfillment on or prior to the closing date of, among other items, the following conditions by COIN or Buyer, any one or more of which may be waived by COIN in writing:

•	COIN shall have received the approval of its shareholders authorizing COIN to (i) issue the COIN common stock to Sellers pursuant to the terms of the Purchase Agreement, and (ii) otherwise consummate the transactions contemplated by the Purchase Agreement;

•	there shall not have occurred and be continuing any event or occurrence, or series of events or occurrences, that individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect (as defined in the Purchase Agreement);

•	each of the representations and warranties of Sellers set forth in the Purchase Agreement and each ancillary transaction document shall be true and correct in all material respects (if not qualified by materiality) and in all respects (if qualified by materiality) as of the date thereof and as of the closing as though made on and as of the closing or in the case of representations and warranties made as of a specified date earlier than the closing, shall have been true and correct in all material respects (if not qualified by materiality) and in all respects (if qualified by materiality) on and as of such date;

•	the Company and each Seller shall have performed and complied with, in all material respects, all of their respective covenants, agreements and undertakings contained in the Purchase Agreement and the ancillary transaction documents that the Company or such Seller was required to perform or comply with at or prior to the closing;

•	no litigation, action, suit or other proceeding involving or potentially involving a liability, obligation or loss on the part of the Company or any Seller, which by reason of the nature of the relief sought (a) would question the validity of the Purchase Agreement or any ancillary transaction document or any action taken or to be taken in connection therewith or (b) would be reasonably expected to have a Material Adverse Effect, shall be threatened or commenced against any person with respect to the consummation of the transactions contemplated by the Purchase Agreement;

•	all consents and all authorizations, permits, and approvals required to consummate the transactions provided for in the Purchase Agreement shall have been obtained;

•	COIN shall have received from the NASDAQ Stock Market all approvals that are required to compete the transactions contemplated by the Purchase Agreement;

•	Buyer and Parent shall have received an opinion from the Company’s and Sellers’ counsel dated as of the date of the closing, in form and substance reasonably satisfactory to Buyer and COIN; and

•	all documents required to be delivered to Buyer and COIN by the Company or Sellers at or prior to the closing shall have been delivered at or by closing.

Covenants of the Parties

In the Purchase Agreement, the Company and Sellers have covenanted to, among other items, carry on its business in the usual, regular and ordinary course in substantially the same manner as theretofore conducted; to use all reasonable efforts to (i) preserve intact its present business organization and goodwill, (ii) retain the services of its current officers and key employees, (iii) preserve its relationships with customers and suppliers and (iv) undertake all steps necessary, and such additional steps as are reasonably requested by Buyer.

Termination

The Purchase Agreement may be terminated and/or abandoned at any time prior to the closing by:

•	by mutual written consent; or

•	by either party if there shall have been a material breach of any representation, warranty, covenant or agreement on the part of the other party; or

•	by either party if the closing has not been consummated on or before August 31, 2010 (provided such date will be extended to September 30, 2010 if COIN receives comments from the SEC on its shareholder approval proxy statement); or

•	by either party if the closing conditions have not been met or waived.

In the event of termination and abandonment by either party, all further obligations of the parties shall terminate, no party shall have any right against the other party, and each party shall bear its own costs and expenses.

Important Notice regarding the Purchase Agreement

The foregoing descriptions of the Purchase Agreement and the transactions contemplated thereby are not complete and are subject to and qualified in their entirety by reference to the Purchase Agreement. A copy of the Purchase Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

The Purchase Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other financial information about COIN, the Company, or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of that agreement and as of specific dates; were solely for the benefit of the parties to the Purchase Agreement; may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of COIN, the Company or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures by COIN.

Forward Looking Statements

This report contains “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Such statements may include, but not be limited to, statements about the benefits of the proposed transaction, including the resulting companies’ plans, objectives, expectations, and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of COIN’s management, and are subject to significant risks and uncertainties. The parties may not actually achieve the plans, intentions or expectations disclosed in the forward-looking statements, and investors should not place undue reliance on the forward-looking statements. Actual results may differ materially from those set forth in the forward-looking statements.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the possibility that the transaction will not occur, or that it will occur with some variation on the summary above; the possibility that the transaction will not have the benefits anticipated; possible delays in the receipt of approval of the proxy associated with this transaction; failure of COIN’s stockholders to approve this transaction; the risk that the corporations or individuals directly or indirectly owning the Company will have problems associated with their ownership or be encumbered in their ability to transfer ownership to COIN; and the possibility that the transaction does not close including, but not limited, the failure to satisfy closing conditions. Neither COIN nor the Company assumes any obligation to update any forward-looking statements.

Item 7.01 Regulation FD Disclosure.

Attached as Exhibit 99.1 is the press release issued in connection with the execution of the Purchase Agreement.

The information in Exhibit 99.1 is not “filed” pursuant to the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any Securities Act registration statements. Additionally, the submission of this report on Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD.

Item 9.01 Financial Statement and Exhibits.

(a) Not applicable

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

2.1	Membership Interest Purchase Agreement by and among COIN, Buyer, the Company and the Sellers.

99.1	Press release of Converted Organics Inc. dated July 7, 2010

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONVERTED ORGANICS INC.

July 7, 2010	By:	/s/ Edward J. Gildea

Name: Edward J. Gildea
Title: President and CEO

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Exhibit Index

Exhibit No.	Description

2.1	Membership Interest Purchase Agreement by and among COIN, Buyer, the Company and the Sellers.
99.1	Press release of Converted Organics Inc. dated July 7, 2010